OMB APPROVAL
                                                           OMB Number: 3235-0060
                                                         Expires: March 31, 2006
                                                        Estimated average burden
                                                     hours per response.....2.64



                                  UNITES STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): NOVEMBER 30, 2004



                        COLLEGE LOAN CORPORATION TRUST I
                              (Issuer of the Notes)

                            COLLEGE LOAN CORPORATION
                     (Depositor of the Issuer of the Notes)
--------------------------------------------------------------------------------
           (Exact name of Co-Registrant as specified in its charter)

    DELAWARE                        333-102791-01                 45-6110137
   CALIFORNIA                        333-102791                   33-0873915
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)      (I.R.S. employer
 incorporation or organization)                           identification number)

  16855 W. BERNARDO DRIVE, SUITE 100, SAN DIEGO, CALIFORNIA           92127
-------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (888) 972-6311
-------------------------------------------------------------------------------

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-------------------------------------------------------------------------------

Item 8.01 OTHER EVENTS.

     See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of College Loan Corporation Trust I, Student Loan Asset-Backed Notes, Series 2003-2 and Series 2004-1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K.


         EXHIBIT NO.

          20.1 Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2 and Series 2004-1.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                         COLLEGE LOAN CORPORATION TRUST I
                                             COLLEGE LOAN CORPORATION
                                                 (Co-Registrants)



                                         College Loan Corporation, as Co-
                                         Registrant

Dated: December 15, 2004                 By: /S/ JOHN FALB
                                             ----------------------------------
                                             Name:     John Falb
                                             Title:    Treasurer


                                         College Loan Corporation Trust I,
                                         as Co-Registrant, by College Loan LLC,
                                         as Sponsor

Dated: December 15, 2004                 By: /S/ JOHN FALB
                                             ----------------------------------
                                             Name:     John Falb
                                             Title:    Treasurer




                                  EXHIBIT INDEX



EXHIBIT NUMBER      DESCRIPTION

20.1 Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2 and Series 2004-1.